                                                                   EXHIBIT 10.18

Form R140                       COMMERCIAL LEASE

      This lease is made between H.C. Hoodenpyle of P.O. Box 272, Hiawassee, GA 50546, herein called Lessor, and American Weavers, L.L.C., of P.O. Box 369, Calhoun, GA 30703, herein called Lessee.

      Lessee hereby offers to lease from Lessor the premises situated in the City of N/A, county of Towns, State of Georgia, described as Hoodenpyle building off US Highway 76 (Building), upon the following TERMS and CONDITIONS:

1. Term and Rent. Lessor demises the above premises for a term of 13 Months, commencing January 1, 1998, and termination on February 1, 1998 or sooner as provided herein at the annual rental of $1.75 per square foot (26,000 sq. ft.) Forty Five Thousand, Five Hundred Dollars ($45,500.00), payable in equal installments in advance on the first day of each month for the month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above.

2. Use. Lessee shall use and occupy the premises for manufacturing. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

3. Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations, and: None, which shall be maintained by Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

4. Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

5. Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

6. Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity and telephone services.

8. Entry and Inspection. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

13. Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. a total destruction of the building in which the premises may be situated shall terminate this lease

14. Lessor's Remedies on Default. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure any such default within 30 days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such 30 days and thereafter proceed with reasonable

================================================================================
[ILLEGIBLE]      CERTIFICATE OF LIABILITY INSURANCE OP ID MT     Date (MM/DD/YY)
                                                    AMERI - 2      05/15/98

--------------------------------------------------------------------------------
PRODUCER                              THIS CERTIFICATE ISSUED AS A MATTER OF
                                      INFORMATION ONLY AND CONFERS NO RIGHTS
Huffines-Russell & Associates         UPON THE CERTIFICATE HOLDER.  THIS
P.O. Box 2190                         CERTIFICATE DOES NOT AMEND, EXTEND OR
haretta GA 30023-2190                 ALTER THE COVERAGE AFFORDED BY THE
                                      POLICIES BELOW.
                                      ------------------------------------------
                                            COMPANIES AFFORDING COVERAGE
                                      ------------------------------------------
Scott Russell - Direct                COMPANY
Tel No. 770-664-6818                     A         Kemper National Insurance Co
Fax No. 770-475-0341                  ------------------------------------------
                                      COMPANY
American Weavers, L.L.C.                 B
965 N. Wall Street                    ------------------------------------------
P.O. Box 369                          COMPANY
Calhoun GA 30703                         C
                                      ------------------------------------------
                                      COMPANY
                                         D
================================================================================
COVERAGES
--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------

CO                                                      POLICY EFFECTIVE   POLICY EXPIRATION
LTR   TYPE OF INSURANCE                 POLICY NUMBER    DATE (MM/DD/YY)    DATE (MM/DD/YY)   LIMITS
====================================================================================================================================

      GENERAL LIABILITY                                                                       GENERAL AGGREGATE          $ 2,000,000

                                                                                              --------------------------------------

A     |X| COMMERCIAL GENERAL LIABILITY  3MH305120-00       07/01/97             07/01/98      PRODUCTS - COMP/OP AGG     $ 1,000,000

                                                                                              --------------------------------------

      |_| |_| CLAIMS MADE |X| OCCUR                                                           PERSONAL & ADV INJURY      $ 1,000,000

                                                                                              --------------------------------------

      |_| OWNER'S & CONTRACTOR'S PROT                                                         EACH OCCURRENCE            $ 1,000,000

                                                                                              --------------------------------------

A     |X| BROAD FORM                                                                          FIRE DAMAGE (Any one fire) $    50,000

      --------------------------------                                                        --------------------------------------

      |_| VENDORS INCL.                                                                       MED EXP (Any one person)   $     5,000

====================================================================================================================================

      AUTOMOBILE LIABILITY

A     |X| ANY AUTO                      F3Y019890-00       07/01/97             07/01/98      COMBINED SINGLE LIMIT      $ 1,000,000

                                                                                              --------------------------------------

      |_| ALL OWNED AUTOS                                                                     BODILY INJURY              $
                                                                                              (Per person)
                                                                                              --------------------------------------

      |_| SCHEDULED AUTOS                                                                     BODILY INJURY              $
      |_| HIRED AUTOS                                                                         (Per  accident)
                                                                                              --------------------------------------

      |_| NON-OWNED AUTOS                                                                     PROPERTY DAMAGE            $
====================================================================================================================================

      GARAGE LIABILITY                                                                        AUTO ONLY - EA ACCIDENT    $
                                                                                              --------------------------------------

      |_| ANY AUTO                                                                            OTHER THAN AUTO ONLY:
                                                                                              --------------------------------------

      |_|                                                                                             EACH ACCIDENT      $
                                                                                              --------------------------------------

      |_|                                                                                                 AGGREGATE      $
====================================================================================================================================

      EXCESS LIABILITY                                                                        EACH OCCURRENCE            $10,000,000

                                                                                              --------------------------------------

A     |X| UMBRELLA FORM                 3SB118108-00       07/01/97             07/0/98       AGGREGATE                  $10,000,000

                                                                                              --------------------------------------

      |_| OTHER THAN UMBRELLA FORM                                                                                       $
====================================================================================================================================

      WORKERS COMPENSATION AND                                                                |X|  WC STATU-|_|  OTHER
      EMPLOYERS' LIABILITY                                                                         TORY LIMITS
                                                                                              --------------------------------------

A     THE PROPRIETOR/      |_| INCL     3BR056375-00       07/01/97             07/0/98       EL EACH ACCIDENT           $   100,000

      PARTNERS/EXECUTIVE   |_| EXCL                                                           --------------------------------------

      OFFICERS ARE:                                                                           EL DISEASE - POLICY LIMIT  $   500,000

                                                                                              --------------------------------------

                                                                                              EL DISEASE - EA EMPLOYEE   $   100,000

====================================================================================================================================

      OTHER

====================================================================================================================================

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

RE: 2212 US HIGHWAY 76 EAST, HIAWASSEE, GA. HUGH HOODENPLYE IS NAMED AS ADDITIONAL INSURED ON
THIS LOCATION. WAIVER OF SUBROGATION PROVIDED. TENANT SHALL HOLD LANDLORD HARMLESS FROM DAMAGES
ARISING OUT OF ANY DAMAGE TO ANY PERSON OR PROPERTY OCCURRING IN OR ABOUT PREMISES AND THE BUILDING.
====================================================================================================================================

CERTIFICATE HOLDER                           CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------

                              HOODENP        SHOULD OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE
   HUGH HOODENPLYLE                          THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE
      P.O. BOX 272                           CERTIFICATE  HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE
  HIAWASSEE, GA 30546                        OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                             ---------------------------------------------------------------------------------------

                                             AUTHORIZED REPRESENTATIVE:

                                             Scott Russell - Director
------------------------------------------------------------------------------------------------------------------------------------

ACORD 25-S (1/95)                                /s/ Scott Russell                                   ACORD CORPORATION 19[ILLEGIBLE]

====================================================================================================================================


                [LETTERHEAD OF LANEY CONSTRUCTION COMPANY, INC.]

                                  May 20, 1998

                               Contract/Proposal
                                Hugh Hoodenpyle
                           Project (American Weavers)
                            Hiawassee Georgia Plant

Laney Construction Company, Inc. proposes to furnish labor and material to construct a 150' x 250' x 23' eave height building at the American Weavers Plant in Hiawassee, Georgia.

Laney Construction Company, Inc. has included in this quote to:

Grade Work: Complete earth moving for a 150' x 250' building pad and a 100' wide x 80' long truck ramp for the approach ramp of 6 dock doors on west end wall of building. There will also be 2 - 24" x 24" drain inlets installed in the truck ramp area and drained with an 8" underground pipe away from dock area. Underground drainage will be installed between existing building and new building for gutter drains with 8" flexible pipe.

Under-slab Plumbing: Under-slab plumbing will consist of 4 water closets, 2 - 4" pipes for sink drains and 2 vent pipes stubbed level at finish floor for future bathrooms. A new 6" PVC sewer line will be installed between existing building and new building to replace old tile sewer line.

Concrete: Concrete Pad will be 150' wide by 250' long. Concrete will be 6" thick using fiber mesh reinforcing with a 18" wide x 12" deep monolithic footing around perimeter of building. Footing piers at column locations will be 3' wide long x 2' deep with 1 mat of #5 rebar 8" o.c.

All concrete inside building will have a smooth steel trowel finish with 1 coat of cure and seal concrete sealer.

Exterior concrete pad will be 100' wide x 75' long x 6" thick with fibermesh reinforcing in addition to 1 mat in 8' x 20' sheets of 6" x 6" x 6 gauge reinforcing wire. Exterior concrete will have a light broom finish with 1 coat of cure and seal concrete sealer. There will also be a 14' x 14' concrete pad at the 14' x 14' ground level door.

Concrete walls at loading dock will be 8" thick with #4 rebar 12" o.c. both ways for reinforcing. Angle iron will be cast in concrete wall to weld dock plates to. Wing wall